Exhibit 1.1

SILVER BOW MINING CORP.

5,200,000 Common Shares (no par value per share)

Underwriting Agreement

April 29, 2026

Cantor Fitzgerald & Co.

110 East 59th Street

New York, New York 10022

As Representative of the Several Underwriters
named on Schedule A hereto

c/o Cantor Fitzgerald Canada Corporation 181 University Ave

Toronto, ON M5H 2X7 Ladies and Gentlemen:

Silver Bow Mining Corp., a corporation continued under the laws of the Province of British

Columbia, Canada (the “Company”), proposes to sell and issue to the several underwriters named in Schedule A hereto (the “Underwriters”), including Cantor Fitzgerald & Co. as the lead book-running manager (“Cantor”) and Research Capital USA Inc. as joint bookrunner, an aggregate of 5,200,000 common shares no par value per share, of the Company (the “Common Shares”). 5,200,000 Common Shares to be sold hereunder by the Company to the Underwriters are collectively called the “Firm Shares.” In addition, the Company has granted to the Underwriters an option to purchase up to an additional 780,000 Common Shares (the “Option”) for the purpose of covering over-allotments made in connection with the Offering (as defined below). The additional 780,000 Common Shares to be sold hereunder by the Company to the Underwriters pursuant to the Option, if exercised, are collectively called the “Option Shares,” The Firm Shares and, if and to the extent the Option is exercised, the Option Shares, are collectively called the “Offered Shares.” Cantor has agreed to act as representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Offered Shares contemplated hereby (the “Offering”).

The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-292928). Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act in connection with the Offering is called the “Rule 462(b) Registration Statement,” and from and after the date and time of the filing of any such Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The preliminary prospectus, dated April 21, 2026, that describes the Offered Shares and the Offering and is used prior to the filing of the Prospectus (as defined below) is called the “Preliminary Prospectus,” and the Preliminary Prospectus together with any other prospectus in preliminary form that describes the Offered Shares and the Offering and are used prior to the filing of the Prospectus are together called a “preliminary prospectus.” As used herein, the term “Prospectus” shall mean the prospectus in the form first used by the Underwriters to confirm sales of the Offered Shares or in the form first made available to

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the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act, and, for the avoidance of doubt, includes the Canadian Supplemented Prospectus (as defined below). The Company has prepared and filed a registration statement on Form 8-A (File No. 001-43242) (as amended, the “Exchange Act Registration Statement”) to register, under Section 12(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), the Common Shares.

As used herein, (i) the “Applicable Time” is 4:30 p.m. (New York City time) on April 29, 2026; (ii) “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act; (iii) “Time of Sale Prospectus” means the Preliminary Prospectus, as amended or supplemented immediately prior to the Applicable Time, collectively with the free writing prospectuses, if any, identified on Schedule B hereto and the pricing information set forth on Schedule C hereto; (iv) “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the Offering that is a “written communication” (as defined in Rule 405 under the Securities Act); (v) “Section 5(d) Written Communication” means each written communication (within the meaning of Rule 405 under the Securities Act) that is made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company to one or more potential investors that are qualified institutional buyers (“QIBs”) and/or institutions that are accredited investors (“IAIs”), as such terms are respectively defined in Rule 144A and Rule 501(a) under the Securities Act, to determine whether such investors might have an interest in the Offering; (vi) “Section 5(d) Oral Communication” means each oral communication, if any, made in reliance on Section 5(d) of the Securities Act by the Company or any person authorized to act on behalf of the Company made to one or more QIBs and/or one or more IAIs to determine whether such investors might have an interest in the Offering; (vii) “Marketing Materials” means any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any Road Show or investor presentations made to investors by the Company (whether in person or electronically); (viii) “Permitted Section 5(d) Communication” means the Section 5(d) Written Communication(s) and the Marketing Materials listed on Schedule D hereto; and (ix) “Testing-the-Waters Communication” means any oral or written communication with potential investors in reliance on Section 13.4 of National Instrument 41-101—General Prospectus Requirements (“NI 41-101”).

All references in this underwriting agreement (this “Agreement”) to (i) the Registration Statement, the Preliminary Prospectus, any preliminary prospectus, or the Prospectus, any amendments or supplements to any of the foregoing, or any free writing prospectus, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include any “electronic Prospectus” provided for use in connection with the Offering as contemplated by Section 3(p) hereof.

The Company hereby confirms its agreements with the Underwriters as follows:

1.       Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date of this Agreement, the Applicable Time, the First Closing Date (as hereinafter defined), and each Option Closing Date (as hereinafter defined), if any, as follows:

(a)       Compliance with Registration Requirements.

(i)       U.S. Registration Requirements. The Registration Statement has become effective under the Securities Act. The Company has complied with all requests of the Commission for additional or supplemental information, if any. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending, or, to the best knowledge of the Company, are contemplated or threatened by the Commission. The Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act.

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(ii)       Canadian Registration Requirements. The Company has (A) prepared and filed a preliminary base PREP prospectus relating to the Offering, which also contains the Preliminary Prospectus (the “Canadian Preliminary Prospectus”), with the British Columbia Securities Commission (the “BCSC”) and with the securities commissions or other securities regulatory authorities (“Canadian Securities Commissions”) in each of the provinces and territories of Canada, other than Québec (the “Canadian Qualifying Jurisdictions”), in accordance with the rules and procedures established pursuant to National Instrument 44-103 – Post-Receipt Pricing (“NI 44-103”) for the pricing of securities after the receipt for a final base PREP prospectus has been obtained, and (B) obtained a receipt from the BCSC for the Canadian Preliminary Prospectus. The Company has also (1) prepared and filed a final base PREP prospectus relating to the Offering, which also contains the Preliminary Prospectus (the “Canadian Final Prospectus”), with the BCSC and the other Canadian Securities Commissions in each of the Canadian Qualifying Jurisdictions, in accordance with NI 44-103, and (2) has obtained a receipt from the BCSC for the Canadian Final Prospectus. For purposes of this Agreement, all references to the Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Supplemented Prospectus (as defined below), or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Canadian Securities Commissions pursuant to the System for Electronic Document Analysis and Retrieval (“SEDAR”). The Company will, promptly after the execution and delivery of this Agreement, prepare and file a supplemented PREP prospectus setting forth the PREP Information (as defined below) (the “Canadian Supplemented Prospectus” and, together with the Canadian Preliminary Prospectus and the Canadian Final Prospectus, collectively, the “Canadian Prospectuses” and each, a “Canadian Prospectus”) with the Canadian Securities Commissions, in accordance with NI 44-103. The information included in the Canadian Supplemented Prospectus that is omitted from the Canadian Final Prospectus and which is deemed under NI 44-103 to be incorporated by reference in the Canadian Final Prospectus as of the date of the Canadian Supplemented Prospectus is referred to herein as the “PREP Information.”

(b)       Disclosure.

(i)       U.S. Disclosure. Each preliminary prospectus and the Prospectus when filed with the Commission by electronic transmission pursuant to EDGAR complied in all material respects with the Securities Act and was identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the Offering. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective and as of the Applicable Time, the First Closing Date, and each Option Closing Date (if any), complied and will comply in all material respects with the applicable requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and as of the First Closing Date and as of each Option Closing Date (if any), as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as of its date and (as then amended or supplemented) as of the First Closing Date and each Option Closing Date (if any), did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b)). There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which have not been described or filed as required.

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(ii)       Canadian Disclosure. The Canadian Final Prospectus when it was filed was, and as amended and supplemented, if applicable, will, when filed (i) be true and correct in all material respects and contain full, true and plain disclosure of all material facts relating to the Company and the Subsidiaries (as defined below) and the Common Shares that are required by applicable securities laws emanating from governmental authorities, including the respective rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rules and orders of the Canadian Securities Commissions, all discretionary rulings and orders applicable to the Company, if any, of the Canadian Securities Commissions (the “Canadian Securities Laws”) and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Canadian Preliminary Prospectus and the Canadian Final Prospectus comply and, as amended or supplemented (including for greater certainty, by the Canadian Supplemented Prospectus), if applicable, will comply, in all material respects with Canadian Securities Laws. As of the Applicable Time, the information and statements (except the Underwriter Information) contained in the Canadian Final Prospectus, other than excluding the PREP Information to be included in the Canadian Supplemented Prospectus, (i) is true and correct in all material respects and contains full, true and plain disclosure of all material facts relating to the Common Shares as required by the Canadian Securities Laws and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Canadian Supplemented Prospectus, as of its date, (i) will be true and correct in all material respects and contain full, true and plain disclosure of all material facts relating to the Common Shares as required by Canadian Securities Laws and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii)       Free Writing Prospectuses; Road Show. As of the determination date referenced in Rule 164(h) under the Securities Act, the Company was not, is not or will not be (as applicable) an “ineligible issuer” in connection with the Offering pursuant to Rules 164, 405 and 433 under the Securities Act. Each free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the applicable requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or that was prepared by or on behalf of or used or referred to by the Company, complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and as of the Applicable Time, the First Closing Date, and each Option Closing Date (if any), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus and not superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule B hereto, and electronic Road Shows, if any, furnished to the Representative before first use, the Company has not prepared, used, or referred to, and will not, without the Representative’s prior written consent, prepare, use, or refer to, any free writing prospectus. Each Road Show, when considered together with the Time of Sale Prospectus, and, if applicable, the Canadian Supplemented Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)       Emerging Growth Company and Smaller Reporting Company. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Section 5(d) Written Communication or Section 5(d) Oral Communication) through the date hereof, the

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Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act and a “smaller reporting company” as defined in Rule 12b-2 under the Exchange Act.

(d)       Testing-the-Waters Materials. The Company (i) has not alone engaged in any Section 5(d) Written Communication or Section 5(d) Oral Communication or Testing-the-Waters Communication, and (ii) has not authorized anyone other than the Representative, Research Capital USA Inc., and their respective Canadian affiliates to engage in such Permitted Section 5(d) Communications or Testing-the-Waters Communications. The Company reconfirms that the Representative has been authorized to act on its behalf in conveying Marketing Materials, Testing-the-Waters Communications, Section 5(d) Oral Communications and Section 5(d) Written Communications, and has not engaged in any Testing-the-Waters Communications in Canada in the 15 days prior to the date of the Canadian Preliminary Prospectus. Any individual Permitted Section 5(d) Communication or Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Canadian Preliminary Prospectus, and when taken together with the Time of Sale Prospectus and the Canadian Supplemented Prospectus as of the Applicable Time, did not, and as of the First Closing Date and as of each Option Closing Date (if any), as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has filed publicly on EDGAR at least 15 calendar days prior to any “road show” (as defined in Rule 433 under the Act), any confidentially submitted registration statement and registration statement amendments relating to the Offering.

(g)       Distribution of Offering Material By the Company. Prior to the later of (i) the expiration or termination of the Option granted to the several Underwriters in Section 2(c) hereof, (ii) the completion of the Underwriters’ distribution of the Offered Shares, and (iii) the expiration of 25 days after the date of the Prospectus, the Company has not distributed and will not distribute any offering material in connection with the Offering other than the Registration Statement, the Time of Sale Prospectus, the Canadian Supplemented Prospectus, the Prospectus, the Canadian Final Prospectus, any free writing prospectus reviewed and consented to by the Representative, the free writing prospectuses, if any, identified on Schedule B hereto, and any Permitted Section 5(d) Communications.

(h)       Financial Information. The consolidated financial statements of the Company included in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Canadian Prospectuses, collectively with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries (as defined below) as of the dates indicated, and the consolidated loss and other comprehensive loss, cash flows, and changes in shareholders’ equity of the Company for the periods specified, and have been prepared in compliance with the requirements of the Securities Act and Canadian Securities Laws, and in conformity with United States generally accepted accounting principles (“GAAP”) and audited in accordance with auditing standards generally accepted in the United States of America established by the Public Company Accounting Oversight Board (United States) (the “PCAOB”), applied on a consistent basis during the periods involved; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses; and all disclosures contained in the Registration Statement, the Time of Sale Prospectus, the Prospectus or the Canadian Prospectuses and the free writing prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Canadian Securities Laws, Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The

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financial data set forth in each of the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses under the captions “Prospectus Summary—Summary of Consolidated Financial Data” and “Capitalization” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses.

(i)       Conformity with EDGAR or SEDAR Filing. The Preliminary Prospectus and Final Prospectus delivered to the Underwriters for use in connection with the Offering will be identical to the versions of the Preliminary Prospectus and Final Prospectus created to be transmitted to the Commission for filing via EDGAR or SEDAR, as applicable, except to the extent permitted by Regulation S-T.

(j)       Organization. Each of the Company and its subsidiaries (as defined in Rule 405 under the Securities Act) (collectively, the “Subsidiaries”) is duly organized and validly existing as a corporation or limited liability company, as applicable, and is in good standing (or the foreign equivalent) under the Laws (as defined below) of their respective jurisdiction of organization. Each of the Company and each of the Subsidiaries is duly licensed or qualified as a foreign corporation or limited liability company, as applicable, for the transaction of business, is in good standing under the Laws of each other jurisdiction, if any, in which its respective ownership or lease of property or the conduct of its respective business requires such license or qualification, and have all corporate or limited liability company power and authority, as applicable, necessary to own or hold its respective properties and to conduct its respective business as described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, result in a material adverse effect on the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, shareholders’ equity or results of operations of the Company and the Subsidiaries taken as a whole, or prevent or materially interfere with the consummation of the transactions contemplated hereby (a “Material Adverse Effect”).

(k)       Subsidiaries. The Company owns, directly or indirectly, all of the equity interests of each of the Subsidiaries, free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction, and all the equity interests of the Subsidiaries are validly issued and are fully paid, nonassessable, and free of preemptive and similar rights. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(l)       No Violation or Default. Neither the Company nor any of the Subsidiaries is (i) in violation of its articles or notice of articles, by-laws or other similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; or (iii) in violation of any Law of any Governmental Authority (as defined below), except, in the case of clause (ii) or clause (iii) above, for any such violation or default that would not, individually or in the aggregate, result in a Material Adverse Effect. To the Company’s knowledge, no other party under any material contract or other agreement to which it or any of the Subsidiaries is a party is in default in any material respect thereunder.

(m)       No Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus, the Prospectus, the Canadian Prospectuses and the free writing prospectuses, if any, there has not been (i) any Material Adverse Effect or the occurrence of any development that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding long-term indebtedness of the Company or any Subsidiary, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary.

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(n)       Capitalization. The issued and outstanding Common Shares have been validly issued, are fully paid and nonassessable, and, except as disclosed in Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses, are not subject to any preemptive rights, participation rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus as of the dates referred to therein, and such authorized share capital conforms to the description thereof set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The description of the Common Shares in the Registration Statement, the Time of Sale Prospectus and the Prospectus is complete and accurate in all material respects. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, as of the date referred to therein, the Company does not have outstanding any options to purchase, or any RSUs or other rights or warrants to subscribe for, or any securities or obligations convertible into, or exercisable or exchangeable for, or any contracts or commitments to issue or sell, any Common Shares or other securities.

(o)       Authorization; Enforceability. The Company has full legal right, power and authority to enter into this Agreement and to perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general equitable principles.

(p)       Authorization of the Offered Shares. The Offered Shares have been duly authorized by the Company for sale and issuance pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights. The Offered Shares, when issued, will conform to the description thereof set forth in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses.

(q)       No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the execution, delivery and performance by the Company of this Agreement or the sale and issuance by the Company of the Offered Shares, except for such consents, approvals, authorizations, orders and registrations or qualifications as have been already obtained or may be required under the Securities Act, applicable state securities Laws, Canadian Securities Laws, rules of the Financial Industry Regulatory Authority Inc. (“FINRA”), or rules of the NYSE American (the “NYSE American”).

(r)       No Preferential Rights. (i) No person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue or sell to such Person any Common Shares or shares of any other capital stock or other securities of the Company, other than pursuant to (A) outstanding warrants to

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purchase Common Shares or (B) outstanding stock options, RSUs or other equity awards granted under the Company’s existing stock option plan or other incentive compensation plan, as applicable, and disclosed in the Registration Statement, the Time of Sale Prospectus. the Prospectus, and the Canadian Prospectuses (ii) no Person has any preemptive rights, participation rights, resale rights, rights of first refusal, rights of co-sale, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any Common Shares or shares of any other capital stock or other securities of the Company, (iii) no Person, other than the Underwriters, has the right to act as an underwriter or financial advisor to the Company in connection with the Offering, and (iv) no Person has the right, contractual or otherwise, to require the Company to register under the Securities Act the offer and sale of any Common Shares or shares of any other capital stock or other securities of the Company, or to include any such Common Shares or other securities in Registration Statement or the Offering, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Offered Shares as contemplated thereby or otherwise.

(s)       Independent Public Accounting Firms. PKF Antares Professional Corporation (the “Prior Accountant”), whose report on the consolidated financial statements of the Company as of and for the year ended December 31, 2024 is filed with the Commission as part of the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Canadian Prospectuses, is and, during the periods covered by its report, was (i) an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB, and (ii) an independent public accounting firm as required by Canadian Securities Laws and the relevant institute of chartered accountants. No “reportable event” (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”)) has occurred with the Prior Accountant with respect to audits of the Company or its predecessors. To the Company’s knowledge, the Prior Accountant has not been and is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company. There has not been any disagreement (within the meaning of NI 51-102) with Prior Accountant with respect to the audits of the Company. Assure CPA, LLC (the “Current Accountant”), whose report on the consolidated financial statements of the Company as of and for the year ended December 31, 2025 is filed with the Commission as part of the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Canadian Prospectuses, is and, during the periods covered by its report, was (i) an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB, and (ii) an independent public accounting firm as required by Canadian Securities Laws and the relevant institute of chartered accountants. No “reportable event” (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”)) has occurred with the Current Accountant with respect to audits of the Company or its predecessors. To the Company’s knowledge, the Current Accountant has not been and is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act with respect to the Company. There has not been any disagreement (within the meaning of NI 51-102) with Current Accountant with respect to the audits of the Company.

(t)       Enforceability of Agreements. All agreements between the Company and third parties referenced in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Canadian Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general equitable principles, (ii) the indemnification provisions of certain agreements may be limited by federal, state, provincial or territorial corporate or securities Laws or public policy considerations in respect thereof or (iii) the lack of such enforceability, in whole or in part, would not individually or in the aggregate, result in a Material Adverse Effect.

(u)       No Litigation. There are no actions, suits or proceedings by or before any Governmental Authority pending, nor any audits or investigations by or before any Governmental Authority, to which the Company or any of the Subsidiaries is a party or to which any property of the Company or any of the Subsidiaries is the subject that could, individually or in the aggregate, result in a Material Adverse Effect, and, to the Company’s knowledge, no such actions, suits, proceedings, audits or investigations are threatened or contemplated by any Governmental Authority or threatened by others. There are no current, pending or, to the knowledge of the Company, threatened audits, investigations, actions, suits or proceedings by or before any Governmental Authority that are required under the Securities Act to be described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses that are not so described.

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(v)       Title to Property. The Company and the Subsidiaries have (i) good and marketable title to all of their interests in the material properties described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses as being owned or leased by them, and (ii) good and marketable title to, or have valid rights to lease or otherwise use, all other real property and all personal property that are material to the respective businesses of the Company and the Subsidiaries, in each case free and clear of all liens, commissions, royalties, license fees, encumbrances, claims and defects and imperfections of title.

(w)       Easements and Rights-of-Way. The Company and the Subsidiaries have such consents, easements, rights-of-way and licenses as are necessary to enable the Company and the Subsidiaries to conduct their respective businesses in the manner described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses.

(x)       Possession of Licenses and Permits. The Company and the Subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate Governmental Authorities that are currently necessary for the ownership or lease of, or the maintenance of the rights of access to or the rights to occupy, their respective properties, or the conduct of their respective businesses, as described in each of the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses. Neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(y)       Material Property Agreements. (i) Any and all of the agreements and other documents and instruments pursuant to which the Company or any of its Subsidiaries holds the Rainbow Block property located in the Summit Valley Mining District in Silver Bow County, Montana (the “Material Property”) and other assets (including any option agreement or any interest in, or right to earn an interest in, any property) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with the terms thereof, and (ii) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other party thereto, is in default of any of the material provisions of any such agreements, documents or instruments, and, to the knowledge of the Company, no such default been alleged. Neither the Material Property nor the other assets described above are subject to any right of first refusal or similar purchase or acquisition rights of third parties.

(z)       Material Interests and Third Party Properties. The Company does not have any information or knowledge of any fact or development relating to its interests in the Material Property, which could, singly or in the aggregate, result in a Material Adverse Effect.

(aa) No Material Acquisitions or Dispositions. Except as disclosed in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses, neither the Company nor any of its Subsidiaries has approved, has entered into, or has any knowledge of any binding agreement in

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respect of (i) the purchase of any material property or assets or any interest therein, or the sale, transfer or other disposition of any material property or assets or any interest therein, currently owned, directly or indirectly, by the Company or any of its Subsidiaries, whether by asset sale, transfer of shares or otherwise, (ii) the change of control (by sale or transfer of shares or sale of all or substantially all of the property and assets of the Company or any of its Subsidiaries or otherwise) of the Company or any of its Subsidiaries, or (iii) a proposed or planned disposition of Common Shares by any shareholder who owns, directly or indirectly, 10% or more of the outstanding Common Shares.

(bb) Indigenous Rights. There are no material claims with respect to Native American or other indigenous rights currently outstanding or, to the knowledge of the Company, threatened or pending, with respect to the Material Property or the development thereof.

(cc) Technical Report. Dahrouge Geological Consulting (the “Technical Expert”), which prepared the technical report entitled “Technical Report Summary, Rainbow Block, Butte Mining District, Silver Bow County, Montana, USA” prepared in accordance with the SEC Mining Modernization Rules (as defined below) (the “US Technical Report”) and the technical report entitled “NI 43-101 Technical Report on the Rainbow Block, Butte Mining District, Silver Bow County, Montana, USA” prepared in accordance with NI 43-101 (as defined below) (the “Canadian Technical Report” and, together with the US Technical Report, the “Technical Reports”), including the extracts and summaries of which appear in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses, as applicable, and who has delivered and will deliver the letters referred to in Section 6(b) and Section 6(m) hereof, was, as of the date of each Technical Report, and is, as of the date hereof, an independent “Qualified Person” within the meaning of National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) and Subpart 1300 of Regulation S-K under the Securities Act (the “SEC Mining Modernization Rules”) with respect to the Company and the Subsidiaries.

(dd) Technical Report Information. (i) All technical information, including the qualitative and quantitative data regarding mineral resources with respect to the Material Property, extracted from the US Technical Report and set forth in the Registration Statement, the Time of Sale Prospectus, the Prospectus, the Canadian Prospectuses and the free writing prospectuses, if any, has been (A) reviewed by each of the Company and the Technical Expert, and (B) in the case of the Canadian Technical Report, prepared in accordance with NI 43-101 and in the case of the US Technical Report, the SEC Mining Modernization Rules, by or under the supervision of a Qualified Person; (ii) the information provided to the Technical Expert by the Company and the Subsidiaries in connection with the preparation of each Technical Report was true and correct in all material respects on the date of each Technical Report, and such information was provided to the Technical Expert in accordance with all customary industry practices; (iii) the methods used in estimating the Company’s mineral resources are in accordance with accepted mineral resource estimation practices, and the assumptions underlying such resource and reserve estimates are reasonable and appropriate; (iv) the Company has duly filed with the Commission the summary of the US Technical Report required by the SEC Mining Modernization Rules, and the US Technical Report complied at the time thereof in all material respects with the requirements thereof; and (v) the Company has duly filed with the Canadian Securities Commissions the Canadian Technical Report required by NI 43-101, and the Canadian Technical Report complied at the time thereof in all material respects with the requirements thereof.

(ee) Technical Reports. The information and assumptions underlying the estimates of mineral resources with respect to the Material Property included in each Technical Report, including, without limitation, information and assumptions relating to current prices for products, and agreements relating to current and future operations, were derived from or based on information that the Company reasonably believes to be accurate and reliable in all material respects on the dates such estimates were made, and were supplied and prepared in accordance with customary industry practices. Other than normal

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intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of equipment, supplies or personnel, the timing of third-party operations, and other factors, in each case in the ordinary course of business, and except as described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses, neither the Company nor any of the Subsidiaries is aware of any facts or circumstances that would result in a material adverse change in the aggregate estimated net mineral resources, as described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses.

(ff) Market-Related Data. The industry, statistical and market-related data, including supply, demand and pricing information included in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses are based on or derived from sources that the Company reasonably believes to be reliable and accurate in all material respects, and the Company has obtained the consent to the use of such data from such sources to the extent required.

(gg) Absence of Labor Disputes. No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company or any of its Subsidiaries, is contemplated or threatened, and the Company and the Subsidiaries are not aware of any existing or imminent labor disturbance by the employees of any of their principal suppliers, manufacturers, customers or contractors that, in any case, would, individually or in the aggregate, result in a Material Adverse Effect.

(hh) No Material Defaults. Neither the Company nor any of its the Subsidiaries has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, and neither the Company nor any of the Subsidiaries has failed to pay any dividend or sinking fund installment on any preferred shares.

(ii) Certain Market Activities. Neither the Company nor any of its the Subsidiaries has (i) taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Common Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, or (ii) taken any action which would directly or indirectly violate Regulation M.

(jj) Broker/Dealer Relationships. Neither the Company nor any of its Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).

(kk) No Reliance. The Company has not relied upon the Underwriters or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the Offering.

(ll) Taxes. The Company and the Subsidiaries have filed all federal, provincial, territorial, state, local and foreign tax returns which are required to have been filed and paid all taxes and all liabilities (including all levies, imposts, duties, charges, fees, penalties and interest) with respect thereto required to be paid by them through the date hereof, to the extent that such amounts have become due and are not being contested in good faith, except where the failure to so file or pay would not, individually or in the aggregate, result in a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses, no tax deficiency has been determined adversely to the Company or any of its Subsidiaries that has had, or would have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, provincial, territorial, state or other governmental tax deficiency, penalty or assessment

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which has been or might be asserted or threatened against it.

(mm) Environmental Laws. Neither the Company nor any of its Subsidiaries is in material violation of any applicable federal, provincial, territorial, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health or safety, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, radioactive materials, per-and polyfluoroalkyl substances, asbestos- containing materials or mold (collectively, “Hazardous Materials”), or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”). The Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws to conduct their business as currently operated, are each in material compliance with their requirements, do not know of any facts or circumstances that would reasonably be expected to cause such permits, authorizations or approvals to be revoked, terminated, or modified, and have filed applications to renew or extend any such permits, authorizations or approvals that will expire within the next six (6) months, . There are no past unresolved or pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries. To the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws. The Company and the Subsidiaries are not aware of any facts or circumstances regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning Hazardous Materials that would, individually or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries anticipates capital expenditures relating to compliance with any Environmental Laws that would, individually or in the aggregate, result in a Material Adverse Effect. There are no material environmental audits, evaluations, assessments, studies or tests relating to the Company or any of its Subsidiaries, except for ongoing assessments conducted by or on behalf of the Company or its Subsidiaries in the ordinary course.

(nn) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of the effects of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities, and any potential liabilities to third parties). No facts or circumstances have come to the Company’s attention that could result in costs or liabilities that would, individually or in the aggregate, result in a Material Adverse Effect.

(oo) Accounting and Disclosure Controls. The Company and the Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting (as defined in Rules 13a-15 and 15d-15 under the Exchange Act)

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is effective, and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited consolidated financial statements of the Company included in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses, there has been no change in the Company’s internal control over financial reporting or, to the Company’s knowledge, in other factors that could affect the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has established and currently maintains an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) that are designed to ensure that information required to be disclosed by the Company or the Subsidiaries in the reports that each files or submits under the Exchange Act will be made known on a timely basis to the individuals responsible for the preparation of the Exchange Act filings and other public disclosure documents.

(pp) Intellectual Property. The Company and the Subsidiaries own, possess, license, or have other rights to use all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted, except to the extent that the failure to own, possess, license or otherwise hold adequate rights to use such Intellectual Property would not, individually or in the aggregate, result in a Material Adverse Effect. (i) To the Company’s knowledge there are no rights of third parties to any such Intellectual Property owned by the Company and the Subsidiaries; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any of the Subsidiaries in or to any such Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; (vi) to the Company’s knowledge, there is no third-party patent or published patent application which contains claims for which a proceeding has been commenced against any patent or patent application described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses as being owned by or licensed to the Company or any of its Subsidiaries; and (vii) the Company and the Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of its Subsidiaries, and all such agreements are in full force and effect, except, in the case of any of clauses (i) through (iii) and (vi) through (vii) above, for any such infringement by third parties, any such pending or threatened suit, action, proceeding or claim, or any such noncompliance by the Company or any of its Subsidiaries, as would not, individually or in the aggregate, result in a Material Adverse Effect.

(qq) Sarbanes-Oxley. To the extent applicable to the Company, there is and has been no failure on the part of the Company to be in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it.

(rr) Brokers. Neither the Company nor any of its Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions contemplated herein, except as may otherwise exist with respect to or pursuant to this Agreement.

(ss) Investment Company Act. Neither the Company nor any of its Subsidiaries is, or will be, either after receipt of payment for the Offered Shares or after the application of the proceeds therefrom as

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described under “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses, required to register as an “investment company” or be an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(tt) Operations. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the money laundering Laws of all jurisdictions to which the Company or any of its Subsidiaries is subject, the rules and regulations thereunder, and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”); and there is no current, pending or, to the knowledge of the Company, threatened action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws.

(uu) Off-Balance Sheet Arrangements. There are no transactions, arrangements or other relationships between and/or among the Company, on the one hand, and/or any of its affiliates and any unconsolidated entity, on the other hand, including any structural finance, special purpose or limited purpose entity (each, an “Off-Balance Sheet Transaction”) that would reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off-Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses which have not been described as required.

(vv) ERISA. If applicable, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and the Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency,” as defined in Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(ww) Forward-Looking Statements. Each financial or operational projection or other “forward- looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances, and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of the Company that is was false or misleading. The Company has a reasonable basis for disclosing all forward-looking information (as defined in NI 51-102) contained in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses.

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(xx) Margin Rules. Neither the sale, issuance, and delivery of the Offered Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement, the Prospectus, the Time of Sale Prospectus, and the Canadian Prospectuses will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(yy) Insurance. The Company and the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and the Subsidiaries reasonably believe are adequate for the conduct of their business and the maintenance of their properties and as is customary for companies engaged in similar businesses in similar industries.

(zz) No Improper Practices. (i) Neither the Company nor any of its Subsidiaries, nor any director, officer, or employee of the Company or any of its Subsidiaries, nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or the Subsidiaries has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of applicable Law) or made any contribution or other payment to any official of, or candidate for, any federal, provincial, territorial, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any applicable Law or of the character required to be disclosed in the Registration Statement, the Prospectus, the Time of Sale Prospectus, or the Canadian Prospectuses; (ii) no relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries or any affiliate of any of them, on the one hand, and the directors, officers and shareholders of the Company or any of its Subsidiaries, on the other hand, that is required by the Securities Act to be described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries or any affiliate of them, on the one hand, and the directors, officers, or shareholders of the Company or any of its Subsidiaries, on the other hand, that is required by the rules of FINRA to be described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses that is not so described; (iv) there are no outstanding loans or advances or guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them; (v) the Company has not offered, or caused any placement agent to offer, Common Shares or other securities of the Company to any person with the intent to influence unlawfully (A) a customer or supplier of the Company or any of its Subsidiaries to alter such customer’s or supplier’s level or type of business with the Company or any of its Subsidiaries, or (B) a trade journalist or publication to write or publish favorable information about the Company or any of its Subsidiaries or any of their respective products or services; and (vi) neither the Company nor any of its Subsidiaries, nor any director, officer or employee of the Company or any of its Subsidiaries, nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any of its Subsidiaries has (A) violated or is in violation of any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, the Corruption of Foreign Public Officials Act (Canada) or any other applicable anti-bribery or anti-corruption Law (collectively, “Anti- Corruption Laws”), (B) promised, offered, provided, attempted to provide or authorized the provision of anything of value, directly or indirectly, to any person for the purpose of obtaining or retaining business, influencing any act or decision of the recipient or securing any improper advantage, or (C) made any payment of funds of the Company or any of its Subsidiaries or received or retained any funds in violation of any Anti-Corruption Laws.

(aaa) No Conflicts. None of the execution of this Agreement, the Offering and the sale and issuance of the Offered Shares as contemplated by the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses, the consummation of any of the transactions contemplated herein and therein, or the compliance by the Company with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has

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constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of, any contract or other agreement to which the Company may be bound or to which any of the property or assets of the Company is subject, except such conflicts, breaches, defaults, liens, charges or encumbrances that would not, individually or in the aggregate, result in a Material Adverse Effect nor will any such action result in (x) any violation of the provisions of the organizational or governing documents of the Company, or (y) any material violation of the provisions of any statute or any order, rule or regulation applicable to the Company or of any Governmental Authority having jurisdiction over the Company.

(bbb) Sanctions. Neither the Company nor any of its Subsidiaries, nor any director, officer, employee, agent, affiliate or representative of the Company or any of its Subsidiaries, is a Person that is, or is owned or controlled by, a Person that is:

(i)       the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or any other governmental agency or regulatory body with jurisdiction over the parties, including, but not limited to, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List (as amended, collectively, “Sanctions”), nor

(ii)       located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (including at the present time Cuba, Iran, North Korea, Russia and the Crimea, Luhansk and Donetsk regions in Ukraine) (the “Sanctioned Countries”). For the past five years, the Company has not engaged in, and it is not now engaging in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or is or was a Sanctioned Country.

(ccc) Compliance with Laws. The Company and the Subsidiaries are in compliance in all material respects with all applicable Laws in the jurisdictions in which they carry on business; neither the Company nor any of its Subsidiaries has received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such Laws, and neither the Company nor any of its Subsidiaries is aware of any pending change or contemplated change to any applicable Law or governmental positions.

(ddd) Stock Exchange Listing. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and have been approved for listing on the NYSE American, subject only to official notice of issuance.

(eee) Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses that have not been described as required.

(ggg) FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, the Company’s counsel, the Company’s directors and officers, and the holders of any securities (debt or equity) or options or other rights to acquire any securities of the Company, in connection with the Offering, is true, complete, correct and compliant with FINRA’s rules, and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s rules is true, complete and correct.

(hhh) Parties to Lock-Up Agreements. The Company has furnished to the Underwriters a letter

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agreement in the form attached hereto as Exhibit A (the “Lock-up Agreement”) from each of the holders of Common Shares or other Company securities set forth and/or described on Exhibit B attached hereto (including in each case the percentage of Common Shares beneficially owned by each such holder). Such Exhibit B lists under an appropriate caption the directors and officers of the Company.

(iii) FINCEN Beneficial Ownership Certification. As required by the Financial Crimes Enforcement Network within the U.S. Department of the Treasury, the Company has delivered to the Representative, on or prior to the date of execution of this Agreement, such beneficial ownership certifications and information as the Representative may have requested, together with copies of identifying documentation, and the Company undertakes to provide such additional information and supporting documentation as the Representative may reasonably request in connection with the verification of the foregoing certification.

(jjj)No Rights to Purchase Preferred Shares. The sale and issuance of the Offered Shares as contemplated hereby will not cause any holder of any Common Shares, securities convertible into or exchangeable or exercisable for capital stock of the Company, or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any Common Shares or preferred shares of the Company.

(kkk) No Contract Terminations. Neither the Company nor any of its Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Canadian Prospectuses, and no such termination or non-renewal has been threatened by the Company or any of its Subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.

(lll) Dividend Restrictions. None of the Subsidiaries is prohibited or restricted, directly or indirectly, from (i) paying dividends to the Company or making any other distribution with respect to such Subsidiary’s equity securities, (ii) repaying to the Company or any other Subsidiary any amounts that may from time to time become due under any loans or advances to such Subsidiary from the Company or any other Subsidiary, or (iii) transferring any property or assets to the Company or to any other Subsidiary of the Company.

(mmm) Cyber-Security and Privacy. Except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) the information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases of the Company and the Subsidiaries (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with, the operation of the business of the Company and the Subsidiaries as currently conducted; (ii) the Company and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards necessary to maintain and protect the integrity, continuous operation and security of all IT Systems and all personal information and sensitive data processed or stored in connection with their businesses, including all personal, personally identifiable, sensitive, confidential or regulated information and data (“Protected Data”); (iii) to the knowledge of the Company, there have been no material breaches, violations, outages, compromises or unauthorized uses of or accesses to the IT Systems and Protected Data, nor are there any incidents under internal review or investigation relating to the same; and (iv) the Company and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any applicable court, arbitrator or governmental or regulatory authority, internal policies, and contractual obligations

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relating to the privacy and security of IT Systems and Protected Data and to the protection of such IT Systems and Protected Data from unauthorized use, access, misappropriation or modification.

(nnn) Due Authorization under Canadian Securities Laws. All necessary action has been taken by the Company to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including, as applicable, execution of the Canadian Preliminary Prospectus, the Canadian Final Prospectus and the Canadian Supplemented Prospectus as well as any amendments to any of the foregoing, and the filing or delivery thereof under Canadian Securities Laws in each Canadian Qualifying Jurisdiction.

(ooo) Canadian Securities Commissions. None of the Canadian Securities Commissions has issued any order (i) requiring trading in any of the Company’s securities to cease, (ii) preventing or suspending the use of the Time of Sale Prospectus or the Prospectus or (iii) preventing the distribution of the Offered Shares in any province or territory of Canada. The Company has not been informed that any such proceedings have been instituted for that purpose and, to the knowledge of the Company, no such proceedings are pending or contemplated.

(ppp) Enforceability of Choice of Law; Waiver of Immunity. The choice of law of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of Canada and will be honored by the courts of Canada. The Company has the power to submit, and pursuant to Section 21 hereof has, to the extent permitted by law, legally, validly, effectively and irrevocably submitted, to the jurisdiction of the Specified Courts (as defined in Section 21(a) hereof), and has the power to designate, appoint and empower, and pursuant to Section 21 hereof, has legally, validly and effectively designated, appointed and empowered, an agent for service of process in any suit or proceeding based on or arising under this Agreement in any of the Specified Courts. Neither the Company nor any of its Subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Canada. The irrevocable and unconditional waiver and agreement of the Company contained in Section 21 hereof not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement is valid and binding under the laws of Canada.

(qqq) Taxes, No Stamp Duties etc.

(i)       All payments to be made by or on behalf of the Company under this Agreement will be made free and clear of, and without withholding or deduction for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereinafter imposed, levied, collected, withheld or assessed under the federal laws of Canada, the laws of any province or the laws of any other jurisdiction in which the Company is organized or incorporated, engaged in business or otherwise resident for tax purposes or has a permanent establishment or any political subdivision, authority or agency in or of any of the foregoing having power to tax (each, a “Relevant Taxing Jurisdiction”) (without the necessity of obtaining any governmental authorization); provided that, in the case of the laws of Canada and an Underwriter that is not resident in Canada for purposes of the Income Tax Act (Canada), such Underwriter deals at arm’s length (as such term is understood for purposes of the Income Tax Act (Canada)) with the Company, any commission or fee payable under this Agreement to such Underwriter is payable in respect of services rendered by such Underwriter wholly outside of Canada that are performed in the ordinary course of business carried on by the Underwriter, including the performance of such services for a fee, and any such amount is reasonable in the circumstances.

(ii)       No stamp, documentary, capital, issuance, registration, transfer or other similar taxes or duties are payable by or on behalf of the Underwriters, the Company or any of its

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Subsidiaries in any Relevant Taxing Jurisdiction in connection with (a) the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (b) the sale and delivery of the Offered Shares to the Underwriters in the manner contemplated herein, or (c) the resale and delivery of the Offered Shares by the Underwriters to U.S. residents in the manner contemplated herein.

(iii)       The Company is registered for goods and services/harmonized sales tax under Subdivision D of division V of Part IX of the Excise Tax Act (Canada).

(iv)       Except as would not, individually or in the aggregate, result in a Material Adverse Effect, the Company and the Subsidiaries have withheld or collected, and remitted all amounts required to be withheld or collected, and remitted by it in respect of any taxes.

(v)       The statements set forth in the Canadian Preliminary Prospectus, the Canadian Supplemented Prospectus and the Canadian Final Prospectus under the captions “Material Canadian Federal Income Tax Considerations for U.S. Residents,” “Eligibility for Investment” and “Certain Canadian Federal Income Tax Considerations” constitute fair summaries of Canadian federal income tax law and regulations or legal conclusions thereto, and are an accurate and fair summary of the material contained therein.

(vi)       The statements set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the caption “Material United States Federal Income Tax Considerations” constitute a fair summary of U.S. federal income tax law and regulations or legal conclusions thereto and are an accurate and fair summary of the material contained therein subject to the qualifications set forth therein.

Any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the Offering, or the sale and purchase of the Offered Shares, shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

The Company has a reasonable basis for making each of the representations set forth in this Section 1. The Company (i) acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters will rely upon the accuracy and truthfulness of the foregoing representations, and (ii) hereby consents to such reliance.

2.       Purchase, Sale and Delivery of the Offered Shares.

(a)       The Firm Shares. On the basis of the representations, warranties and agreements contained herein, and upon the terms but subject to the conditions set forth herein, the Company agrees to sell and issue to the several Underwriters an aggregate of 5,200,000 Firm Shares, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite its name on Schedule A hereto. The purchase price per Firm Shares to be paid by the several Underwriters to the Company shall be $10.695.

(b)       The First Closing Date. Settlement of the sale and issuance of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Katten Muchin Rosenman LLP (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York City time, on May 1, 2026, or such other time and date not later than 5:00 p.m. New York City time, on May 8, 2026 as the Representative shall designate by notice to the Company (the time and date of such closing are called the “First Closing Date”). The Company hereby acknowledges that

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circumstances under which the Representative may provide notice to postpone the First Closing Date as originally scheduled include, but are not limited to, any determination by the Company or the Representative to recirculate to the public copies of an amended or supplemented Prospectus, or a delay as contemplated by the provisions of Section 11 hereof.

(c)       The Option Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements contained herein, and upon the terms but subject to the conditions set forth herein, the Company hereby grants the Option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 780,000 Option Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares, for the purpose of covering over-allotments made in connection with the Offering. The Option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representative to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Option Shares as to which the Underwriters are exercising the Option, and (ii) the time, date and place at which the Option Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Option Shares). Any such time and date of delivery of Option Shares (if subsequent to the First Closing Date, an “Option Closing Date”) shall be determined by the Representative, and shall not be earlier than three or later than five Business Days after delivery of such notice of exercise. If any Option Shares are to be purchased, (A) each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares, and (B) the Company agrees to sell such number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine). The Representative may cancel the Option at any time prior to its expiration by giving written notice of such cancellation to the Company.

(d)       Public Offering. The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed as the Representative, in its sole judgment, has determined is advisable and practicable. The Company and the Underwriters acknowledge and agree that the Offered Shares may be offered and sold to investors resident in jurisdictions outside of the United States, including the Canadian Qualifying Jurisdictions, pursuant to the Canadian Supplemented Prospectus by the Canadian broker dealer affiliates of the several Underwriters listed in Schedule A hereto (the “Canadian Underwriters”). The term “Underwriters” shall include the Canadian Underwriters.

(e)       Payment for the Offered Shares. Payment for the Offered Shares shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the account designated by the Company. It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. The Representative, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representative by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

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(f)       Delivery of the Offered Shares. The Company shall deliver, or cause to be delivered through the facilities of The Depository Trust Company (“DTC”), unless the Representative shall otherwise instruct, to the Representative for the accounts of the several Underwriters, the Firm Shares at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds in the amount of the purchase price therefor to the account designated by the Company. The Company shall also deliver, or cause to be delivered through the facilities of DTC, unless the Representative shall otherwise instruct, to the Representative for the accounts of the several Underwriters, the Option Shares the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the release of a wire transfer of immediately available funds in the amount of the purchase price therefor to the account designated by the Company. If the Representative so elects, delivery of the Offered Shares may be made by credit to the account(s) designated by the Representative through DTC’s full fast transfer or Deposit/Withdrawal at Custodian (DWAC) programs.

3.       Additional Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:

(a)       Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish, without charge, (i) to each Representative a signed copy of the Registration Statement (including exhibits thereto), (ii) to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto), and (iii) to the Representative in New York City, as soon as practicable following the date of this Agreement and during the period when a prospectus relating to the Offered Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with the sale of the Offered Shares (the “Prospectus Delivery Period”), as many copies of the Time of Sale Prospectus, the Prospectus, and any supplements and amendments thereto or to the Registration Statement as the Representative may reasonably request.

(b)       Representative’s’ Review of Proposed Amendments and Supplements. During the Prospectus Delivery Period, the Company (i) shall furnish to the Representative and its counsel for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement and (ii) shall not amend or supplement the Registration Statement without the Representative’s prior written consent. Prior to amending or supplementing any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, the Company (A) shall furnish to the Representative and its counsel for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement, and (B) shall not file or use any such proposed amendment or supplement without the Representative’s prior written consent. The Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c)       Free Writing Prospectuses. The Company (i) shall furnish to the Representative and its counsel for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by or referred to by the Company, and (ii) shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representative’s prior written consent. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by the Company as such Underwriter may reasonably request. If at any time during the Prospectus Delivery Period (but in any event if at any time through and including the First Closing Date) there has occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by or

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referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, the Company shall promptly amend or supplement such free writing prospectus so that the statements in such free writing prospectus as so amended or supplemented will not conflict with information contained in the Registration Statement and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall (A) furnish to the Representative and its counsel for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and (B) not file, use or refer to any such amended or supplemented free writing prospectus without the Representative’s prior written consent.

(d)       Filing of Underwriter Free Writing Prospectuses. The Company shall not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.

(e)       Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Offered Shares at a time when the Prospectus is not yet available to prospective purchasers, and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable Law, the Company shall (subject to Section 3(b) and Section 3(c) hereof) promptly prepare, file with the Commission, and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the information contained in the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable Law.

(f)       Canadian Supplemental Prospectus. The Company shall prepare the Canadian Supplemental Prospectus, which shall be in a form approved by the Representative and shall file the Canadian Supplemental Prospectus with the BCSC and the other Canadian Securities Commissions with a filing date not later than 10:00 a.m. (New York City) time on the Business Day next succeeding the date of this Agreement. Promptly after the effective date of the Registration Statement, and thereafter from time to time, the Company shall deliver to each of the Underwriters, without charge, as many copies of the Canadian Prospectuses and any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the Canadian Supplemental Prospectus and any amendment or supplement thereto by the Underwriters and by all dealers to whom the Offered Shares may be sold, both in connection with the offering or sale of the Offered Shares and for any period of time thereafter during the Prospectus Delivery Period. If, during the Prospectus Delivery Period any event shall occur or be discovered to have occurred or any fact shall come to the attention of the Company or

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the Underwriters that, in each case, in the judgment of the Company or counsel to the Underwriters may result in the Canadian Prospectuses containing a “misrepresentation” (as defined under applicable Canadia Securities Laws) should be set forth in the Canadian Prospectuses in order to make any statement therein, in the light of the circumstances under which it was made, not misleading (including by omission), or if it is necessary to supplement or amend the Canadian Prospectuses to comply with Canadian Securities Laws, the Company shall forthwith prepare and duly file with the BCSC and the other Canadian Securities Commissions an appropriate supplement or amendment thereto and shall deliver to each of the Underwriters, without charge, such number of copies thereof as the Representative may reasonably request.

(g)       Marketing Materials Compliance. During the distribution of the Offered Shares the Company may prepare, in consultation with the Representative, any “marketing materials” (as such term is defined in NI 41-101) (“Marketing Materials”), including any template version thereof, to be provided to potential investors in the Offered Shares, and shall approve in writing any such Marketing Materials (including any template version thereof), as may reasonably be requested by the Underwriters, and such Marketing Materials shall comply with Canadian Securities Laws and be acceptable in form and substance to the Company and the Underwriters and their respective counsel, each acting reasonably, and the Representative shall, on behalf of the Underwriters, approve in writing any such Marketing Materials, as contemplated by Canadian Securities Laws and shall not use any such Marketing Materials until such time as the Company confirms in writing that such Marketing Materials have been approved and filed (unless an exemption from filing is available) in accordance with NI 41-101 and NI 44-103.

(h)       Certain Notifications and Required Actions. After the date of this Agreement, the Company shall use its best efforts to cause the Registration Statement to remain effective and available, including with a current prospectus. The Company shall promptly advise the Representative in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; (iv) the issuance by the NYSE American or any other securities exchange or trading market on which the Common Shares are then traded quoted of any order preventing or suspending trading in the Common Shares or the use of any prospectus in the Canadian Disclosure Record; or (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to any preliminary prospectus, the Time of Sale Prospectus or the Prospectus, or of any order preventing or suspending the use of any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Shares from any securities exchange or trading market upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If any Canadian regulatory authority shall enter an order as described in clause (iv) above or the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of each such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with all applicable provisions of Rule 424(b), Rule 433 and Rule 430A under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission.

(i)       Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact

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or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable Law, the Company agrees (subject to Section 3(b) and Section 3(c) hereof) to promptly prepare, file with the Commission, and furnish, at its own expense, to the Underwriters and to any dealer upon request, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) to a purchaser, not misleading, or so that the Prospectus, as amended or supplemented, will comply with applicable Law. Neither the Representative’s consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Section 3(b) or Section 3(c) hereof.

(j)       Blue Sky Compliance. The Company shall (i) qualify or register the Offered Shares under (or obtain exemptions from the application of) the U.S. state securities or blue sky Laws, applicable Canadian Securities Laws and any other foreign Laws in jurisdictions designated by the Representative and agreed by the Company, (ii) comply with such Laws, and (iii) continue such qualifications, registrations and exemptions in effect so long as required for the distribution thereof. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction, or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(k)       Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses.

(l)       Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Shares.

(m)       Earnings Statement. The Company will make generally available to its security holders and to the Representative as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company commencing after the date of this Agreement that will satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(n)       Continued Compliance with Securities Laws. The Company will comply with the Securities Act, the Exchange Act and the Canadian Securities Laws so as to permit the completion of the distribution of the Offered Shares as contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus and the Prospectus. Without limiting the generality of the foregoing, the Company will, during the Prospectus Delivery Period, file on a timely basis with the Commission, the NYSE American and the Canadian Securities Commissions all reports and documents required to be filed under the Exchange Act and Canadian Securities Laws.

(o)       [RESERVED]

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(p)       Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. If requested by the Representative, the Company shall cause to be prepared and delivered, at its expense, within one Business Day from the effective date of this Agreement, to the Representative, an “electronic Prospectus” to be used by the Underwriters in connection with the Offering. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus and/or Canadian Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Offered Shares; (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to the Time of Sale Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time).

(q)       Agreement Not to Offer or Sell Additional Common Shares. During the period commencing on and including the date hereof and continuing through and including the 180th day following the date of the Prospectus (such period, as extended as described below, being referred to herein as the “Lock-up Period”), the Company will not, without the prior written consent of the Representative (which consent may be withheld in its sole discretion), directly or indirectly: (i) sell, offer to sell, contract to sell or lend any Common Shares or Related Securities (as defined below); (ii) effect any short sale, establish or increase any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act), or liquidate or decrease any “call equivalent position” (as defined in Rule 16a-1(b) under the Exchange Act) of any Common Shares or Related Securities; (iii) pledge, hypothecate or grant any security interest in any Common Shares; (iv) in any other way transfer or dispose of any Common Shares or Related Securities; (v) enter into any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of any Common Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise; (vi) announce the offering of any Common Shares or Related Securities; (vii) file any registration statement under the Securities Act in respect of any Common Shares or Related Securities (other than as contemplated by this Agreement with respect to the Offered Shares); or (viii) publicly announce the intention to do any of the foregoing; provided, however, that the Company may (A) sell the Offered Shares, (B) issue Common Shares upon exercise of options or other Related Securities, pursuant to any stock option, stock bonus or other stock or incentive compensation plan or arrangement described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, but, to the extent such issuance is to a director or officer of the Company, only if such holder of such Common Shares or options agrees in writing with the Underwriters not to sell, offer, dispose of or otherwise transfer any such Common Shares or options during the Lock-up Period without the prior written consent of the Representative (which consent may be withheld in its sole discretion), (C) issue Common Shares upon exercise of warrants outstanding, and pursuant to the terms thereof in effect, on the date of this Agreement, (D) issue up to 10% of the number of Common Shares issued and outstanding immediately following the completion of the Offering, the primary purposes of which is to consummate any (1) acquisition by the Company or any subsidiary of the assets, or a majority or controlling portion of the equity, of, or (2) joint venture, commercial relationship or other strategic transaction by the Company or any subsidiary with, another Person; provided, that the recipient of such Common Shares agrees in writing with the Underwriters not to sell, offer, dispose of or otherwise transfer any such Common Shares during the Lock-up Period without the prior written consent of the Representative (which consent may be withheld in its sole discretion), (E) issue any restricted shares, restricted share units, options or other equity awards for Common Shares granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the Time of

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Sale Prospectus and the Prospectus; provided that any such restricted shares, restricted share units, options or other equity awards do not vest or become exercisable during the Lock-up Period, or (G) file any registration statement on Form S-8 (or a successor form thereto) relating to Common Shares or Related Securities granted pursuant to or reserved for issuance under any stock option, stock bonus or other stock or incentive compensation plan or arrangement described in the Registration Statement, the Time of Sale Prospectus, the Prospectus, and the Canadian Prospectuses. For purposes of the foregoing, “Related Securities” shall mean any options or warrants or other rights to acquire Common Shares or any securities exchangeable or exercisable for or convertible into Common Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, Common Shares.

(r)       Future Reports to the Representative. During the period of five years hereafter, the Company will furnish to the Representative, c/o Cantor Fitzgerald & Co., 110 East 59th Street, New York, New York 10022, Attention: Equity Capital Markets, with copies to Cantor Fitzgerald & Co., 110 East 59th Street New York, New York 10022, Attention: General Counsel: (i) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, FINRA or any securities exchange or trading market; and (ii) as soon as available, copies of any report or communication of the Company furnished or made available generally to holders of Common Shares; provided, however, that the requirements of this Section 3(r) shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR.

(s)       Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Offered Shares in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act.

(t)       No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, and will ensure that no affiliate of the Company will take, directly or indirectly, without giving effect to activities by the Underwriters, any action designed to or that might cause or result in stabilization or manipulation of the price of the Common Shares or any reference security with respect to the Common Shares, whether to facilitate the sale or resale of the Offered Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M.

(u)       Enforce Lock-up Agreements. During the Lock-up Period, the Company will enforce all agreements between the Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of Common Shares or Related Securities or any of the other actions restricted or prohibited under the terms of the form of Lock-up Agreement. In addition, the Company will direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including with respect to the “lock-up” agreements entered into by the Company’s directors, officers and shareholders pursuant to Section 6(e) hereof. If any additional persons shall become directors or officers of the Company prior to the end of the Lock-up Period, the Company shall, prior to or contemporaneously with such person’s appointment or election as a director or officer of the Company, cause each such person to execute and deliver to the Underwriters a Lock-up Agreement.

(v)       Company to Provide Interim Financial Statements. Prior to the First Closing Date and each applicable Option Closing Date, the Company will furnish the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement and the Prospectus; provided, however, that the

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requirements of this Section 3(v) shall be satisfied to the extent that such financial statements are available on EDGAR.

(w)       Amendments and Supplements to Permitted Section 5(d) Communications or Testing-the-Waters Communications. If at any time following the distribution of any Permitted Section 5(d) Communication or Testing-the-Waters Communication, there occurred or occurs an event or development as a result of which such Permitted Section 5(d) Communication or Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Permitted Section 5(d) Communication or Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

(x)       Announcement Regarding Lock-ups. The Company agrees to announce the Representative’s intention to release any director or “officer” (within the meaning of Rule 16a-1(f) under the Exchange Act) of the Company from any of the restrictions imposed by any Lock-up Agreement, by issuing, through a major news service, a press release, in the form set forth in Exhibit C hereto, promptly following the Company’s receipt of any notification from the Representative in which such intention is indicated, but in any event at least two business days prior to the date on which such release or waiver is to become effective; provided, however, that nothing shall prevent the Representative, on behalf of the Underwriters, from announcing the same through a major news service, irrespective of whether the Company has made the required announcement; and provided, further, however, that no such announcement shall be made of any release or waiver granted solely to permit a transfer of securities that is not for value and where the transferee has agreed in writing to be bound by the terms of a Lock-up Agreement in the form set forth as Exhibit A hereto. For the avoidance of doubt, nothing in this section shall obligate (or be interpreted to create an obligation of) the Representative to authorize the release of any director or officer of the Company from such Person’s Lock-Up Agreement.

(y)       Sanctions.

(i)       The Company and each of the Subsidiaries covenant that they will not, directly or indirectly, use the proceeds from the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)       to fund or facilitate any activities or business of or with any Person, or in any country or territory, that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country; or

(B)       in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering, whether as underwriter, advisor, investor or otherwise).

(ii)       The Company shall not engage in any dealings or transactions with any Person, or in any country or territory, that, at the time of the dealing or transaction, is the subject of Sanctions or is a Sanctioned Country.

(z)       Taxes.

(i)       The Company shall pay, and shall indemnify and hold the Underwriters harmless against, any stamp, issue, registration, transfer, or other similar documentary taxes or duties,

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including any related interest and penalties (other than taxes or duties imposed on the revenue, earnings, or income of the Underwriters), imposed under the laws of the United States, Canada or any political sub-division or taxing authority thereof or therein having the power to tax, that is payable in connection with (a) the execution, delivery, consummation or enforcement of this Agreement, (b) the creation, allotment and issuance of the Offered Shares, (c) the sale and delivery of the Offered Shares to the Underwriters or purchasers procured by the Underwriters, or (d) the resale and delivery of the Offered Shares by the Underwriters in the manner contemplated herein.

(ii)       All sums payable by the Company to the Underwriters under this Agreement shall be paid free and clear of, and without deductions or withholdings of, any present or future taxes or duties, unless the deduction or withholding is required by law, in which case the Company shall pay such additional amount as will result in the receipt by each Underwriter of the full amount that would have been received had no deduction or withholding been made.

(iii)       All sums payable to an Underwriter shall be considered exclusive of any value added or similar taxes unless otherwise provided in this Agreement. Where the Company is obliged by applicable Law to pay value added or similar tax on any amount payable hereunder to an Underwriter, the Company shall in addition to the sum payable hereunder pay upon receipt of a proper value added tax invoice issued by the relevant Underwriter an amount equal to any applicable value added or similar tax to the extent the Company has not otherwise made such payment of value added or similar taxes directly.

The Representative, on behalf of the several Underwriters, if any, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

4.       Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs); (ii) all fees and expenses of the transfer agent and registrar of the Common Shares; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the Underwriters; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, the Canadian Preliminary Prospectus, the Canadian Final Prospectus, each free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and each preliminary prospectus, each Permitted Section 5(d) Communication and Testing-the-Waters Communication, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the U.S. state securities or blue sky Laws or the provincial or territorial securities Laws of Canada, and, if requested by the Representative, preparing and printing a “Blue Sky Survey” or memorandum and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions; (vii) the costs, fees and expenses incurred by the Underwriters in connection with the Offering, including determining their compliance with the rules and regulation of FINRA related to the Underwriters’ participation in the Offering, including any related filing fees and the legal fees of, and disbursements by, counsel to the Underwriters; (viii) the costs and expenses of the Company relating to investor presentations on any “road show,” any Permitted Section 5(d) Communication, any Testing-the-Waters Communication or any Section 5(d) Oral Communication undertaken in connection with the Offering, including expenses associated with the preparation or

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dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Representative, employees and officers of the Company and any such consultants; (ix) all fees and expenses in connection with any preparation and filing of the registration statement on Form 8-A relating to the Common Shares and all fees and expenses associated with listing the Offered Shares on the NYSE; and (x) all other fees, costs and expenses of the nature referred to in Item 13 of Part II of the Registration Statement. Notwithstanding anything contained herein to the contrary, the Company’s obligation to pay the accountable and out-of-pocket expenses of the Underwriters as set forth under items (iv), (v), (vii) and (viii) shall not exceed $200,000 in the aggregate, and such amount payable to the Underwriters may be deducted from the purchase price for the Offered Shares. Except as provided in this Section 4, Section 9 or Section 10 hereof, the Underwriters shall pay their own expenses.

5.       Covenant of the Underwriters. Each Underwriter severally and not jointly covenants with the Company not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not, but for such actions, be required to be filed by the Company under Rule 433(d).

6.       Conditions of the Obligations of the Underwriters. The respective obligations of the several Underwriters hereunder to purchase and pay for the Offered Shares as provided herein on the First Closing Date and, with respect to the Option Shares, each Option Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Option Shares, as of each Option Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)       Prior Accountant Comfort Letter. On the date hereof, the Representative shall receive from the Prior Accountant, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain other financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(b)       Current Accountant Comfort Letter. On the date hereof, the Representative shall receive from the Current Accountant, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the financial statements and certain other financial information contained in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any.

(c)       Competent Person Comfort Letter. On the date hereof, the Representative shall receive from the Technical Expert a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, covering the scientific or technical information, including the mineral resources information, from the Technical Reports, included in the Registration Statement, the Time of Sale Prospectus, and each free writing prospectus, if any, and other customary matters.

(d)       CFO Certificate. On the date hereof, the Representative shall receive a certificate

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executed by the Chief Financial Officer of the Company, dated as of the date hereof, in the form attached as Exhibit E hereto.

(e)       Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Option Shares purchased after the First Closing Date, each Option Closing Date:

(i)       The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act, or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective. Any request for additional information on the part of the staff of the Commission or the Canadian Securities Commissions or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or the Canadian Securities Commissions or such authorities, as applicable.

(ii)       No stop order suspending the effectiveness of the Registration Statement or any post- effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(iii)       FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(f)       No Material Adverse Effect. For the period from and after the date of this Agreement and through and including the First Closing Date and, with respect to any Option Shares purchased after the First Closing Date, each Option Closing Date, in the reasonable judgment of the Representative, there shall not have occurred any material adverse change in the authorized capital stock of the Company, any Material Adverse Effect, or any development that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(g)       Lock-up Agreements. On or prior to the date hereof, the Company shall have furnished to the Underwriters a Lock-Up Agreement in the form of Exhibit A hereto from each of the directors and officers of the Company and such other holders of Common Shares or other Company securities, listed and/or described on Exhibit B hereto, and each such Lock-Up Agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date.

(h)       Opinion of Counsel for the Company. On the First Closing Date and each Option Closing Date, the Representative shall have received the opinion and the negative assurance letter of Dorsey & Whitney LLP, U.S. counsel for the Company, dated as of such date, in the forms attached hereto as Exhibit D-1 and Exhibit D-2, respectively, and to such further effect as the Representative shall reasonably request.

(i)        Opinion of Canadian Counsel for Company. On the First Closing Date and each Option Closing Date, the Representative shall have received (i) the opinion of Morton Law LLP, Canadian counsel for the Company, and where appropriate, counsel in the Canadian Qualifying Jurisdictions, dated as of such date, in the form attached hereto as Exhibit D-3 and to such further effect as the Representative shall reasonably request and (ii) the opinion of Fasken Martineau DuMoulin LLP, Canadian tax counsel for the Company, in the form attached hereto as Exhibit D-4 and to such further effect as the Representative shall reasonably request.

(j)        Opinion of Montana Counsel for Company. On the First Closing Date and each Option

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Closing Date, the Representative shall have received the opinion of Lyons O’Dowd PLLC, Montana counsel for the Company, dated as of such date, in the form attached hereto as Exhibit D-5 and to such further effect as the Representative shall reasonably request.

(k)        Opinion of Counsel for the Underwriters. On the First Closing Date and each Option Closing Date, the Representative shall have received the opinion and negative assurance letter of Katten Muchin Rosenman LLP, United States counsel for the Underwriters in connection with the Offering, in form and substance satisfactory to the Representative, dated as of such date.

(l)       Officers’ Certificate. On the First Closing Date and each Option Closing Date, the Representative shall have received a certificate executed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect that:

(i)       for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Effect;

(ii)       the representations, warranties and covenants of the Company set forth in Section 1 hereof are true and correct with the same force and effect as though expressly made on and as of such date;

(iii)       the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date; and

(iv)       no stop order suspending the effectiveness of the Registration Statement or any post- effective amendment to the Registration Statement shall be in effect, and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(m)       Chief Financial Officer’s Certificate. On each of the First Closing Date and each Option Closing Date, the Representative shall have received a certificate executed by the Chief Financial Officer of the Company, dated as of such date, in the form attached as Exhibit E hereto.

(n)       Prior Accountant Bring-down Comfort Letter. On the First Closing Date and each Option Closing Date, the Representative shall have received from the Prior Accountant, a letter dated such date, in form and substance satisfactory to the Representative, which letter shall reaffirm the statements made in the letter furnished by the Prior Accountant pursuant to Section 6(a) hereof, except that the specified date referred to therein for the carrying out of procedures shall be no more than three Business Days prior to the First Closing Date or the applicable Option Closing Date, as the case may be.

(o)       Current Accountant Bring-down Comfort Letter. On the First Closing Date and each Option Closing Date, the Representative shall have received from the Current Accountant, a letter dated such date, in form and substance satisfactory to the Representative, which letter shall reaffirm the statements made in the letter furnished by the Current Accountant pursuant to Section 6(a) hereof, except that the specified date referred to therein for the carrying out of procedures shall be no more than three Business Days prior to the First Closing Date or the applicable Option Closing Date, as the case may be.

(p)       Competent Person Bring-down Comfort Letter. On the First Closing Date and each Option Closing Date, the Representative shall have received from the Technical Expert, a letter dated such date, in form and substance satisfactory to the Representative, which letter shall reaffirm the statements made in the letter furnished by the Technical Expert pursuant to Section 6(a) hereof, except that the specified date referred to therein for the carrying out of procedures shall be no more than three

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Business Days prior to the First Closing Date or the applicable Option Closing Date, as the case may be.

(q)       Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the Offering, such Rule 462(b) Registration Statement shall have been filed with the Commission on or prior to the date of this Agreement and shall have become effective automatically upon such filing.

(r)       NYSE American Listing. The Offered Shares shall have been approved for listing on the NYSE American, subject only to receipt of official notice of issuance.

(s)       Additional Documents. On or before the First Closing Date and each Option Closing Date, the Representative and counsel for the Underwriters shall have received such information and documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, contained herein; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Shares and the other transactions as contemplated by this Agreement shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(t)       Termination of this Agreement. If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice from the Representative to the Company at any time on or prior to the First Closing Date and, with respect to the Option Shares, at any time on or prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 9 and Section 10 hereof shall at all times be effective and shall survive such termination.

7.       Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 6, Section 11 or Section 12, or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges. For the avoidance of doubt, nothing in this Section 7 shall limit (or be construed as a limitation on) the Underwriters’ other rights and remedies under this Agreement or any other rights or remedies they may have at law or in equity.

8.       Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9.       Indemnification.

(a)       Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates and their respective partners, members, directors, officers, employees and agents, and each person, if any, who controls each Underwriter or any affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i)       against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged

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untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, Time of Sale Prospectus, any free writing prospectus, any Marketing Material, any Section 5(d) Written Communication, the Canadian Prospectuses, or the Prospectus (or any amendment or supplement to the foregoing), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)       against any and all losses, liabilities, claims, damages and expenses whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 9(d) hereof) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed, conditioned or withheld; and

(iii)       against any and all expenses whatsoever (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under clause (i) or clause (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Underwriter Information (as defined below).

(b)       Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each officer of the Company who signed the Registration Statement and/or the Canadian Final Prospectus, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, any Section 5(d) Written Communication, the Canadian Prospectuses, or the Prospectus (or any amendment or supplement to the foregoing), in reliance upon and in conformity with information relating to such Underwriter and furnished to the Company in writing by such Underwriter or Underwriters expressly for use therein.

Notwithstanding the foregoing, no Underwriter shall be required to indemnify any indemnified party pursuant to this Section 9(b) in any amount in excess of the commissions actually received by it under this Agreement. The Company hereby acknowledges that the only information that any Underwriter or Underwriters has furnished to the Company expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus, any Section 5(d) Written Communication, the Canadian Prospectuses, or the Prospectus (or any amendment or supplement to the foregoing) are the statements set forth in the first paragraph under the heading “Underwriting—Discounts and Commissions and Expenses”, the first, second, and fourth paragraphs under the heading “Underwriting—Market Making, Stabilization and Other Transactions”, and the first, second and third sentences under the heading “Underwriting—Electronic Distribution”, in each case in the Preliminary

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Prospectus and Prospectus (the “Underwriter Information”).

(c)       Notifications and Other Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party or (ii) any liability that it might have to any indemnified party otherwise than under this Section 9. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of, the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (A) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (C) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (D) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel to the indemnified party or parties will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction (plus local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (x) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)       Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) hereof effected without its written consent if (i) such settlement is

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entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

10.       Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of Section 9 is applicable in accordance with its terms, but for any reason is held to be unavailable or insufficient from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which any indemnified party may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the sale of the Offered Shares (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters (before deducting expenses) from the sale of Offered Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable Law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to the Offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties, and their relative knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for the purpose of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 9(c) hereof. Notwithstanding the foregoing provisions of Section 9 hereof and this Section 10, no Underwriter shall be required to contribute any amount in excess of the commissions actually received by it under this Agreement (taking into account, for this purpose, any and all prior amounts contributed by such Underwriter pursuant to this Section 10), and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliates of the respective Underwriters, and any officers, directors, partners, employees or agents of the Underwriters or their respective affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement and/or the Canadian Final Prospectus will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10, will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 10 except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into

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pursuant to the last sentence of Section 9(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof and such consent is not unreasonably withheld, conditioned or delayed.

11.       Default of One or More of the Several Underwriters. If, on the First Closing Date or any Option Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Offered Shares to be purchased on such date, the Representative may make arrangements satisfactory to the Company for the purchase of such Offered Shares by other persons, including any of the non-defaulting Underwriters, but, if no such arrangements are made by such date, the other non-defaulting Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or any Option Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds 10% of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Offered Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party (other than the defaulting Underwriter or Underwriters) to any other party, except that the provisions of Section 4, Section 7, Section 9 and Section 10 hereof shall at all times be effective and shall survive such termination. In any such case, either the Representative or the Company shall have the right to postpone the First Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12.       Termination of this Agreement. Prior to the purchase of the Firm Shares by the Underwriters on the First Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time: (a) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or any Canadian Securities Commission, or by the NYSE American, or trading in securities generally on either the New York Stock Exchange, the NYSE American or the Nasdaq Capital Market shall have been suspended or limited, or minimum or maximum prices shall have been generally established on either of such stock exchange; (b) a general banking moratorium shall have been declared by any of federal, New York or Canadian authorities; (c) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States, Canadian or international financial markets, or any substantial change or development involving a prospective substantial change in United States’, Canada’s or international political, financial or economic conditions, or any law or regulation, as in the sole judgment of the Representative is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Time of Sale Prospectus or the Prospectus or to enforce contracts for the sale of securities; (d) in the sole judgment of the Representative, there shall have occurred any material adverse change, or any development or event involving a prospective material

36

adverse change, in the condition, financial or otherwise, or in the business, properties, earnings, results of operations or prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; or (e) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the sole judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (i) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representative and the Underwriters pursuant to Section 4 or Section 7 hereof or (ii) any Underwriter to the Company; provided, however, that the provisions of Section 9 and Section 10 hereof shall at all times be effective and shall survive such termination.

13.       No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand; (b) in connection with the Offering and the process leading to such transaction, each Underwriter is and has been acting solely as a principal, and is not the agent or fiduciary of the Company, its shareholders, creditors, or employees, or any other party; (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the Offering or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters), and no Underwriter has any obligation to the Company with respect to the Offering, except the obligations expressly set forth in this Agreement; (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company; and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the Offering, and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

14.       Representations and Agreements to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers, and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, members, affiliates, directors, officers, or employees, or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

15.       Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, or sent by electronic transmission (as contemplated in Section 16 hereof) and confirmed to the parties hereto as follows:

If to the Representative:	Cantor Fitzgerald & Co.
110 East 59th Street
New York, New York 10022
Attention: General Counsel Email:
with a copy to:	Katten Muchin Rosenman LLP
525 W. Monroe Street
Chicago, Illinois 60661
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Attention: Mark D. Wood and Elizabeth McNichol Email:
and to
Bennett Jones LLP
3400 One First Canadian Place, P.O. Box 130
Toronto, Ontario, Canada M5X 1A4
Attention: James Clare Email:
If to the Company:	Silver Bow Mining Corp.
1401 Idaho Street
Butte, Montana 59701
Attention: Travis Naugle Email:
with a copy to:	Dorsey & Whitney LLP
1400 Wewatta Street, Suite 400
Denver, Colorado 80202
Attention: Jason K. Brenkert, Esq. Email:
and to

Morton Law LLP
1200-750 W. Pender Street Vancouver, British Columbia Canada, V6C 2T8
Attention: Edward L. Mayerhofer Email:

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier, and (iii) on the Business Day actually received if deposited in the mail (certified or registered mail, return receipt requested, postage prepaid).

16.       Electronic Notice; Electronic Signature and Delivery.

(a)       An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Agreement if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for a Nonelectronic Notice.

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(b)       This Agreement may be executed and delivered via electronic mail (including pdf), any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), or any other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered, and be valid and effective in all respects for all purposes.

17.       Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the parties referred to in Section 11. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that the Representative may assign its rights and obligations hereunder to an affiliate thereof without obtaining the Company’s consent.

18.       [Reserved]

19.       Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules and exhibits attached hereto) constitutes the entire agreement, and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Notwithstanding the foregoing or anything else to the contrary herein, (A) the letter agreement, dated as of July 16, 2025, by and between the Representative and the Company (the “Cantor Engagement Letter”), shall survive and be enforceable by the Representatives in accordance with its terms, provided that, (i) in the event of a conflict between the terms of the Cantor Engagement Letter and this Agreement, the terms of this Agreement shall prevail, (ii) no Person shall be entitled to recover more than once for the same loss, liability, claim, damage or expense whatsoever under this Agreement and the Cantor Engagement Letter and (iii) the Representative agrees to promptly repay to the Company for the excess if any, of the $200,000 deposit made by the Company pursuant to the Cantor Engagement Letter, less the Representative’s total legal fees and expenses actually incurred in connection with the Offering in accordance with FINRA Rule 5110(g)(4)(A), and (B) the letter agreement, dated as of July 21, 2025, by and between Research Capital Corporation (“RCC”) and the Company (the “RCC Engagement Letter”), shall survive and be enforceable by RCC in accordance with its terms, provided that, (i) in the event of a conflict between the terms of the RCC Engagement Letter and this Agreement, the terms of this Agreement shall prevail and (ii) no Person shall be entitled to recover more than once for the same loss, liability, claim, damage or expense whatsoever under this Agreement and the RCC Engagement Letter . Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Representative. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

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20. GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT AND ALL MATTERS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS OR CHOICE OF LAW RULE OR PROVISION THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

21.       Submission to Jurisdiction; Appointment of Agent for Service.

(a)       The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in the City of New York, the borough of Manhattan (the “Specified Courts”), over any suit, action or proceeding arising out of or relating to this Agreement, the Registration Statement, the Time of Sale Prospectus, the Prospectus, or the Offering (each, a “Related Proceeding”). The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Related Proceeding brought in such a court and any claim that any such Related Proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

(b)       The Company hereby irrevocably appoints C T Corporation System, with an office at 28 Liberty Street, New York, New York 10005, as its agent for service of process in any Related Proceeding, and agrees that service of process in any such Related Proceeding may be made upon such agent at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as the Company’s agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect. If for any reason, the foregoing person is unwilling or unable to serve in such capacity or has ceased to be an officer or director of the Company, a successor agent for service of process for this purpose shall be promptly identified and duly appointed by the Company’s board of directors.

22.       Judgment Currency. If, for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such

40

Underwriter or controlling person hereunder.

23.       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

24.       Construction.

(a)       The section and exhibit headings herein are for convenience only and shall not affect the construction hereof;

(b)       words defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c)       the words “hereof,” “hereto,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(d)       wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(e)       the word “or” shall be interpreted as inclusive (rather than exclusive);

(f)       references herein to any gender shall include each other gender;

(g)       references herein to any law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder;

(h)       if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day;

(i)       “knowledge” means, as it pertains to the Company, the actual knowledge of the officers and directors of the Company, together with the knowledge which such officers and directors would have had if they had conducted a reasonable inquiry of the relevant persons into the relevant subject matter;

(j)       “Governmental Authority” means (i) any federal, provincial, territorial, state, local, municipal, national or international government or governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, tribunal, arbitrator or arbitral body (public or private); (ii) any self-regulatory organization; or (iii) any political subdivision of any of the foregoing;

(k)       “Law” means any and all laws, including all federal, provincial, territorial, state, local, municipal, national or foreign statutes, codes, ordinances, guidelines, decrees, rules, regulations and by- laws and all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, orders, directives, decisions, rulings or awards or other requirements of any Governmental Authority, binding on or affecting the person referred to in the context in which the term is used and rules, regulations and policies of any securities exchange or trading market on which securities of the Company are listed or quoted for trading; and

(l)       “Business Day” means any day on which the markets maintained by the NYSE

41

and commercial banks in the City of New York are open for business.

25.       General Provisions. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including the indemnification provisions of Section 9 hereof and the contribution provisions of Section 10 hereof, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 and Section 10 hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements to the foregoing), as contemplated by the Securities Act, the Exchange Act and the Canadian Securities Laws.

[Signature Page Follows]

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If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement between the Company and the Underwriters.

Very truly yours,

SILVER BOW MINING CORP.

By:	/s/ C. Travis Naugle
	Name:	C. Travis Naugle
	Title:	Chief Executive Officer and Chairman

ACCEPTED as of the date first-above written:

CANTOR FITZGERALD & CO.

By:	/s/ Beau Bohm
	Name:	Beau Bohm
	Title:	Managing Director

For itself and the other several Underwriters named in Schedule A to this Agreement.

SCHEDULE A

Underwriters	Number of Firm Shares to be Purchased
Cantor Fitzgerald & Co.	3,198,000
Research Capital USA Inc.	1,742,000
Joseph Gunnar & Co., LLC	104,000
Roth Capital Partners, LLC	104,000
R.F. Lafferty & Co., Inc.	52,000
Total	5,200,000

SCHEDULE B

Free Writing Prospectuses included as part of the Time of Sale Prospectus

None.

SCHEDULE C

Pricing Information

Firm Shares: 5,200,000

Option Shares: 780,000

Price Per Share to Public: $11.50

Underwriters’ Discount: $0.805

SCHEDULE D

Permitted Section 5(d) Communications

None.

Exhibit A

Form of Lock-up Agreement

, 2026

Cantor Fitzgerald & Co.

110 East 59th Street

New York, New York 10022 Attn: Equity Capital Markets

Re: Proposed Initial Public Offering by Silver Bow Mining Corp.

Ladies and Gentlemen:

The undersigned, a securityholder and/or director and/or officer of Silver Bow Mining Corp., a corporation existing under the laws of the Province of British Columbia, Canada (the “Company”), understands that the Company proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Cantor Fitzgerald & Co., as representative of the several underwriters named therein (the “Representative”) relating to the proposed U.S. initial public offering (the “Offering”) of common shares of the Company, no par value per share (the “Common Shares”). The undersigned acknowledges that the underwriters are relying on the representations and agreements of the undersigned contained in this lock-up agreement in conducting the Offering and, at a subsequent date, in entering into the Underwriting Agreement and other underwriting arrangements with the Company with respect to the Offering.

In recognition of the benefit that the Offering will confer upon the undersigned, as a securityholder and/or director and/or officer of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and ending on the date that is 180 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not (and will cause any immediate family member not to), without the prior written consent of the Representative, which may withhold its consent in its sole discretion, directly or indirectly, (i) sell, offer to sell, contract to sell or lend, effect any short sale of, establish or increase a Put Equivalent Position (as defined in Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or liquidate or decrease any Call Equivalent Position (as defined in Rule 16a-1(b) under the Exchange Act) with respect to, pledge, hypothecate or grant any security interest in, or in any other way transfer or dispose of, any Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares, in each case whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), (ii) make any demand for, or exercise any right with respect to, the registration of any of the Lock-Up Securities or the filing of any registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) in connection therewith, under the Securities Act of 1933, as amended (the “Securities Act”), (iii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash, or otherwise, or (iv) publicly announce an intention to do any of the foregoing.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may, without the prior written consent of the Representative:

(a)       transfer Lock-Up Securities, (i) as a bona fide gift or gifts (including, but not

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limited to, charitable gifts), or for bona fide estate planning purposes; (ii) to any immediate family member(s) of the undersigned; (iii) to any trust for the direct or indirect benefit of the undersigned or any immediate family member(s) of the undersigned; (iv) to any partnership, limited liability company or other entity of which the undersigned or any immediate family member(s) of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests; (v) to any investment fund or other entity controlling, managing, or controlled or managed by, the undersigned or any affiliate (as defined in Rule 405 under the Securities Act) of the undersigned; (vi) if the undersigned is a corporation, partnership, limited liability company, trust, or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 under the Securities Act) of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to shareholders, limited partners, or limited liability company members of the undersigned, or holders of similar equity interests in the undersigned; (vii) if the undersigned is a trust, to a trustor, a beneficiary, or the estate of a beneficiary of such trust; (viii) by operation of law, including pursuant to a qualified domestic order or in connection with a divorce settlement, divorce decree or separation agreement; (ix) by will or intestate succession to the legal representative, heir, beneficiary, or immediate family of the undersigned upon the death of the undersigned; provided that (A) in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (ix) above, such transfer or distribution shall not involve a disposition for value, (B) in the case of clauses (a)(i), (ii), (iii), (iv), (v), (vi) and (ix) as the case may be, shall sign and deliver a lock-up agreement in the form of this Lock-Up Agreement, (C) in the case of clauses (a)(ii), (iii), (iv), (v) and (vi) above, no filing by any party (including, without limitation, any donor, donee, devisee, transferor, transferee, distributor or distributee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or other public filing, report or announcement reporting a reduction in beneficial ownership of Lock-Up Securities shall be required or shall be voluntarily made in connection with such transfer or distribution, and (D) in the case of clauses (a)(i), (v), (vi), (viii) and (ix) above, if any filing under the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto (1) the circumstances of such transfer or distribution and (2) in the case of a transfer or distribution pursuant to clauses (a)(i) or (vii) above, that the donee, devisee, transferee or distributee, as the case may be, has agreed to be bound by a lock-up agreement in the form of this Lock-Up Agreement;

(b)       if the undersigned is not an officer of the Company, transfer Lock-Up Securities acquired in open market transactions after the closing of the Offering; provided that, if any filing under the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the circumstances of such transfer or distribution;

(c)       exercise outstanding options or settle equity awards pursuant to incentive compensation or similar plans of the Company, or exercise warrants of the Company; provided that (i) any Lock-Up Securities received upon such exercise, vesting, or settlement shall be subject to the terms of this lock-up agreement and (ii) if any filing under the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the circumstances of such transfer or distribution;

(d)       transfer Lock-Up Securities to the Company in connection with the exercise, vesting, or settlement of options, warrants, or other rights to purchase or acquire Common Shares (including, in each case, by way of “net” or “cashless” exercise), including for the payment of any

A-2

exercise price or tax, or any remittance payments due as a result of such exercise, vesting, or settlement of such options, warrants, or other rights; provided that (i) any such Lock-Up Securities received upon such exercise, vesting, or settlement shall be subject to the terms of this lock-up agreement and (ii) if any filing under the Exchange Act or other public filing, report or announcement reporting a reduction in beneficial ownership of shares of Common Stock in connection with such transfer or distribution shall be legally required during the Lock-Up Period, such filing, report or announcement shall clearly indicate in the footnotes thereto the circumstances of such transfer or distribution;

(e)       transfer Lock-Up Securities pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all shareholders of the Company, and involves a Change of Control of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of the capital stock of the Company if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided, however, that, in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the Lock-Up Securities shall remain subject to the provisions of this lock-up agreement; and

(f)       establish trading plans pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares (including the Lock-Up Securities); provided that (1) such plans do not provide for the transfer of Lock-Up Securities during the Lock-Up Period, and (2) any filing under the Exchange Act or other public announcement that is required to be made during the Lock-Up Period by the undersigned or any other person regarding the establishment of such plan shall include a statement that the undersigned is not permitted to transfer, sell or otherwise dispose of securities under such plan during the Lock-Up Period in contravention of this lock-up agreement.

In furtherance of the foregoing, the undersigned also authorizes the Company and the transfer agent and registrar for the Common Shares to decline to make any transfer of the Lock-Up Securities if such transfer would not be in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of the offer and sale of any Common Shares, any securities convertible into or exchangeable or exercisable for Common Shares, or any options or warrants or other rights to acquire Common Shares or other securities or rights ultimately convertible into or exchangeable or exercisable for Common Shares, owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

In addition, if the undersigned is a director or officer of the Company, (i) the Representative agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representative shall notify the Company of the impending release or waiver, and (ii) the Company (in accordance with the provisions of the Underwriting Agreement) will announce the impending release or waiver by press release through a major news service at least two business days before the effective date of such release or waiver. Any such release or waiver granted by the Representative hereunder to any such director or officer shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement that are applicable to the transferor to the extent and for the duration that such terms remain in effect at the time of the transfer.

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The undersigned confirms that the undersigned has not, and has no knowledge that any immediate family member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Common Shares. The undersigned will not take, and will cause any immediate family member not to take, directly or indirectly, any such action.

As used herein, “immediate family” shall mean the spouse, domestic partner, lineal descendant, father, mother, brother, sister, or any other person with whom the undersigned has a relationship by blood, marriage, or adoption not more remote than first cousin.

The undersigned represents and warrants that the undersigned has full power, capacity, and authority to enter into this lock-up agreement. This lock-up agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflicts of laws or choice of law rule or provision that would result in the application of the laws of any other jurisdiction.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. The Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

This lock-up agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the earliest to occur, if any, of (i) the Company advising the Representative in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the executed Underwriting Agreement being terminated prior to the closing of the Offering (other than the provisions thereof that survive termination), and (iii) April 30, 2026, in the event that the Underwriting Agreement has not been executed by such date.

This lock-up agreement may be delivered via electronic mail (including pdf), any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), or any other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered, and be valid and effective in all respects for all purposes.

[Signature Page Follows]

A-4

Very truly yours,

Name of Securityholder/Director/Officer (Print exact name)
By:
Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)
(indicate capacity of person signing if signing as custodian, trustee or on behalf of an entity)

[Signature Page to Lock-Up Agreement (Silver Bow Mining Corp.)]

Exhibit B

Parties to Lock-up Agreements

•	Directors and Officers of the Company
1.	C. Travis Naugle
2.	Wade Black
3.	Peter Burroughs
4.	Kevin Shiell
5.	Phillip Nickerson
6.	Ruth Chun
7.	Douglas Stiles
8.	Quinton Hennigh
9.	David McMullin
10.	Steve Durbin
11.	Andy Holloway
•	Other holders of Common Shares that hold in the aggregate at least 60% of the outstanding Common Shares

Exhibit C

Form of Lock-up Release Announcement

Silver Bow Mining Corp. [Date]

Silver Bow Mining Corp. (the “Company”) announced today that Cantor Fitzgerald & Co., the lead book- running manager in the Company’s recent U.S. initial public offering of [●] common shares of the Company, no par value per share (the “Common Shares”), is [waiving][releasing] a lock-up restriction with respect to [ ] Common Shares held by [certain directors or officers][a director or officer][[a] significant shareholder[s]] of the Company. The [waiver][release] will take effect on [ ], 20[ ], and such Common Share may be sold or otherwise transferred or disposed of on or after such date.

This press release is not an offer for sale of the Company’s Common Shares in the United States or in any other jurisdiction where such offer is prohibited, and the Company’s Common Shares may not be offered or sold in the United States absent registration or an exemption from registration under the U.S. Securities Act of 1933, as amended.

Exhibit D

FORM OF LEGAL OPINIONS

Exhibit E

CERTIFICATE OF THE CHIEF FINANCIAL OFFICER

OF

SILVER BOW MINING CORP